SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 AUGUST 1, 2003


                              KANSAS CITY SOUTHERN
               (Exact name of company as specified in its charter)


        DELAWARE                      1-4717                  44-0663509
----------------------------    ------------------       -----------------------
(State or other jurisdiction     (Commission file           (IRS Employer
     of incorporation)                number)             Identification Number)



                427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                (816) 983 - 1303


                                 NOT APPLICABLE
          (Former name or former address if changed since last report)

ITEM 5.     OTHER EVENTS

On August 1st, 2003, Kansas City Southern ("KCS") and Grupo TMM, S.A. ("TMM") announced that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 ("HSR") for their proposed NAFTA Rail transaction has expired without a formal request from the U.S. Department of Justice ("DOJ") for additional information of documentary material, allowing KCS and TMM to consummate their transaction without any further delays that could have resulted from requests for additional information by the Justice Department under U.S. antitrust laws. Under the HSR process, the DOJ had thirty (30) days after notice is filed to issue a "second request" asking for various documents and information from the HSR parties. The waiting period officially expired on July 31, 2003 without action by the DOJ. While the transaction has cleared the regulatory waiting period under HSR for antitrust review in the United States, the transaction placing TFM, S.A., de C.V. ("TFM") under common control of NAFTA Rail must still be approved by the Foreign Investment Commission in Mexico, the shareholders of both companies, and TMM bondholders. The transaction has already received approval from the Mexican Competition Commission, which looks at antitrust issues in proposed transactions in Mexico.

In a separate, but related proceeding, certain KCS Executives testified on July 31, 2003 before the U.S. Surface Transportation Board at a public hearing held to discuss and take evidence on KCS's plans to place The Kansas City Southern Railway Company, Gateway Eastern Railway Company, and The Texas Mexican Railway Company under the common control of KCS. See the Press Release attached hereto as Exhibit 99.1 for further details.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(c)         Exhibits

            EXHIBIT NO.                         DOCUMENT
            (99)                                Additional Exhibits

            99.1                                Press Release issued by Kansas
                                                City Southern dated August 1,
                                                2003 entitled, "Kansas City
                                                Southern and Grupo TMM Announce
                                                Expiration of Department Of
                                                Justice Hart-Scott-Rodino
                                                Waiting Period Allowing NAFTA
                                                Rail Transaction to Proceed
                                                Without Further U.S. Antitrust
                                                Review," is attached hereto as
                                                Exhibit 99.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Kansas City Southern


Date: August 5, 2003                        By:  /S/ LOUIS G. VAN HORN
                                               ----------------------------
                                                     Louis G. Van Horn
                                               Vice President and Comptroller
                                               (Principal Accounting Officer)

EXHIBIT 99.1





   DATE:    August 1, 2003

   KANSAS CITY SOUTHERN CONTACTS:
   William H. Galligan                          Doniele Kane
   Asst. Vice President Investor Relations      Dir. Corporate Communications
   (william.h.galligan@kcsr.com)                (doniele.c.kane@kcsr.com)
   816-983-1551                                 816-983-1372


                       KANSAS CITY SOUTHERN AND GRUPO TMM
         ANNOUNCE EXPIRATION OF DEPARTMENT OF JUSTICE HART-SCOTT-RODINO
                                 WAITING PERIOD
         ALLOWING NAFTA RAIL TRANSACTION TO PROCEED WITHOUT FURTHER U.S.
                                ANTITRUST REVIEW

Today, Kansas City Southern ("KCS") (NYSE: KSU) and Grupo TMM, S.A. (NYSE: TMM and BMV: TMM A; "TMM") announced that the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 ("HSR") for their proposed NAFTA Rail transaction has expired without a formal request from the U.S. Department of Justice ("DOJ") for additional information of documentary material, allowing KCS and TMM to consummate their transaction without any further delays that could have resulted from requests for additional information by the Justice Department under U.S. antitrust laws. Under the HSR process, the DOJ had thirty (30) days after notice is filed to issue a "second request" asking for various documents and information from the HSR parties. The waiting period officially expired yesterday, July 31, 2003, without action by the DOJ. While the transaction has cleared the regulatory waiting period under HSR for antitrust review in the United States, the transaction placing TFM, S.A., de C.V. ("TFM") under common control of NAFTA Rail must still be approved by the Foreign Investment Commission in Mexico, the shareholders of both companies, and TMM bondholders. The transaction has already received approval from the Mexican Competition Commission, which looks at antitrust issues in proposed transactions in Mexico.

"We are very gratified that the U.S. Department of Justice has determined to allow the transaction to proceed without a request for additional information under the antitrust laws," stated Michael R. Haverty, Chairman, President, and Chief Executive Officer of KCS. "We believe that NAFTA Rail will enhance rail competition in Mexico and the United States and improve rail service for shippers in the vitally important North American rail corridor. This is one more step in our effort to make NAFTA Rail a strong competitor in the NAFTA trade corridor."

Jose Serrano, Chairman of Grupo TMM, said "The expiration of the waiting period removes another hurdle to our ability to complete the transaction."

In a separate, but related proceeding, Haverty and KCS Executive Vice President and Chief Operating Officer, Gerald Davies, testified yesterday before the U.S. Surface Transportation Board ("STB") at a public hearing held to discuss and take evidence on KCS's plans to place The Kansas City Southern Railway Company ("KCSR"), Gateway Eastern Railway Company ("Gateway"), and The Texas Mexican Railway Company ("Tex Mex") under the common control of KCS (the "Applicant"). This public hearing was scheduled by the STB to allow the Applicant and the public to comment on this transaction, which is separate from the TFM transaction. KCS had earlier purchased 51 percent of Tex Mex's parent company, Mexrail Inc., for $32.7 million but placed those shares in an independent voting trust pending STB authority to commonly control KCSR, Gateway, and Tex Mex. The STB has published a procedural schedule that would result in a final decision in this matter by October 17, 2003.

"We were very pleased that Chairman Nober and the STB staff scheduled this hearing to allow us and many of the affected parties to comment on the importance of our transaction to future competitive rail service between the U.S. and Mexico," said Haverty.

Joining KCS in testifying in support of the transaction at the STB hearing were The U.S. Department of Agriculture, Watco Companies, Inc., Triangle Marine Industrial Park, Bartlett Company, Beachner Grain, Inc., E. I. du Pont de Nemours and Company, Martin Product Sales LLC, and MeadWestvaco Corporation. Over 90 parties to date have filed written comments in support of the NAFTA Rail transaction.

KCS is a transportation holding company that has railroad investments in the United States, Mexico, and Panama. Its primary holding is The Kansas City Southern Railway Company. Headquartered in Kansas City, Missouri, KCS serves customers in the central and south central regions of the U.S. KCS's rail holdings and investments are primary components of a NAFTA Railway system that links the commercial and industrial centers of the United States, Canada and Mexico.

Headquartered in Mexico City, Grupo TMM is the premier Mexican multimodal transportation company and logistics provider. Through its branch offices and network of subsidiary companies, Grupo TMM provides a dynamic combination of ocean and land transportation services within Mexico. Grupo TMM also has the controlling interest in TFM, which operates Mexico's Northeast Rail Lines and carries over 40 percent of the country's rail cargo.


This press release includes statements concerning potential future events involving the Company, which could materially differ from the events that actually occur. The differences could be caused by a number of factors, including those factors identified in a Current Report on Form 8-K dated December 11, 2001 filed by the Company with the Securities and Exchange Commission ("SEC") (Commission file no. 1-4717). The Company will not update any forward-looking statements in this press release to reflect future events or developments.

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